DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Large Cap Concentrated Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill International Fund
Diamond Hill Short Duration Securitized Bond Fund
Diamond Hill Core Bond Fund
Diamond Hill Core Plus Bond Fund

Supplement dated June 10, 2025
to the Statement of Additional Information (“SAI”) Dated February 28, 2025

Effective June 10, 2025, the following sections of the Funds’ SAI have been revised to include updated information.

This section entitled “Reflow Redemption Service” is added to page 35 of the Funds’ SAI immediately before the section titled “Repurchase Agreements.”

Reflow Redemption Service
Instead of borrowing, the Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund Shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund Shares, it will have the same rights and privileges with respect to those shares as any other shareholder.
For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund Shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund Shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund Shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund and may request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. Purchases and redemptions of Fund Shares by ReFlow under the program are not considered excessive short-term trading under the Trust’s policy Regarding Excessive Trading.

The section entitled “Additional Purchase and Redemption Information” on page 50 of the Funds’ SAI is hereby deleted and replace with the following:

Additional Purchase and Redemption Information

All investments and exchanges are subject to approval by a Fund and the Fund reserves the right to reject any purchase or exchange of Shares at any time. The Funds request advance notification of investments in excess of 5% of the current net assets of the respective Fund. The Funds also encourage, to the extent possible, advance notification of large redemptions.
Generally, all purchases must be made in cash. However, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Board. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.
Generally, all redemptions will be for cash. However, if during any 90-day period you redeem Shares in an amount greater than the lesser of $250,000 or 1% of a Fund’s net assets, the Funds reserve the right to pay part or all of your redemption proceeds above such threshold in readily marketable securities instead of cash in accordance with procedures approved by the Board. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. These securities may be distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the Funds' holdings. However, in certain circumstances, and in accordance with the Trust’s policies and procedures, the Adviser may instead select securities for in-kind redemptions on a non pro-rata basis. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.
The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted, (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (iii) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

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